Exhibit 99.1

FOR IMMEDIATE RELEASE
March 7, 2006

Fairchild Semiconductor:
Fran Harrison
Corporate Communications
(207)-775-8576
Email: fran.harrison@fairchildsemi.com

Dan Janson
Investor Relations
(207)-775-8660
Email: investor@fairchildsemi.com

Agency Contact:
Barbara Ewen
CHEN PR
(781)-672-3114
Email: bewen@chenpr.com

Fairchild Semiconductor Raises Guidance for the First Quarter 2006

March 7, 2006 – South Portland, Maine - Fairchild Semiconductor (NYSE:FCS) the leading supplier of high performance products that optimize power, today raised guidance for first quarter 2006 revenue to increase about 9% sequentially, up from its prior guidance for an increase of 5 – 7%.

“Order rates continue to be strong and we’re executing effectively to increase our shipments to support end market demand,” said Mark Thompson, Fairchild’s president and CEO. “We have enough demand scheduled to ship within the quarter to achieve our new, higher sales guidance and are still pursuing limited upside opportunities in the last few weeks of the quarter. Order rates have been solid across all end markets with particular strength in the industrial and computing markets. Demand for our products serving the other end markets, including the consumer sector, continues to be at or above the strong fourth quarter levels. We’re aggressively managing our supply chain to maintain stable lead times for our analog and more proprietary products, while allowing lead times for many of our standard products to lengthen. Overall, blended lead times have gradually increased during the quarter, up 1 – 2 weeks sequentially.

“From a product line perspective, our analog business is shipping at a very strong rate and should sequentially grow above the company average in the first quarter,” stated Thompson. “Our new, higher margin analog products are driving much of this growth as we are posting record order rates and sales for our µSerDes™, Green Mode FPS™ and analog switches so far this quarter. Demand for our power products also remains high, especially for our leading-edge low voltage MOSFETs in ultra-small packaging.

“Fairchild is making excellent progress in improving the quality of our business through new products and better product mix,” stated Thompson. “We’re executing well, demand is strong and I’m very optimistic about our prospects for 2006.”

Fairchild expects to report its first quarter financial results before the market opens on April 20, 2006.

Special Note on Forward-Looking Statements:
Some of the paragraphs above contain forward-looking statements that are based on management’s assumptions and expectations and that involve risk and uncertainty. Forward-looking statements usually, but do not always, contain forward-looking terminology such as “we believe,” “we expect,” or “we anticipate,” or refer to management’s expectations about Fairchild’s future performance. Many factors could cause actual results to differ materially from those expressed in forward-looking statements. Among these factors are the following: changes in overall global or regional economic conditions; changes in demand for our products; changes in inventories at our customers and distributors; technological and product development risks, including the risks of failing to maintain the right to use some technologies or failing to adequately protect our own intellectual property against misappropriation or infringement; availability of manufacturing capacity; the risk of production delays; availability of raw materials; competitors’ actions; loss of key customers, including but not limited to distributors; the inability to attract and retain key management and other employees; order cancellations or reduced bookings; changes in manufacturing yields or output; risks related to warranty and product liability claims; risks inherent in doing business internationally; regulatory risks and significant litigation. These and other risk factors are discussed in the company’s quarterly and annual reports filed with the Securities and Exchange Commission (SEC) and are available at the Investor Relations section of Fairchild Semiconductor’s web site at investor.fairchildsemi.com or the SEC’s web site at www.sec.gov.

About Fairchild Semiconductor:

Fairchild Semiconductor (NYSE: FCS) is the leading global supplier of high performance power products critical to today’s leading electronic applications in the computing, communications, consumer, industrial and automotive segments. As The Power Franchise®, Fairchild offers the industry’s broadest portfolio of components that optimize system power through minimization, conversion, management and distribution functions. Fairchild’s 9,000 employees design, manufacture and market power, analog & mixed signal, interface, logic, and optoelectronics products from its headquarters in South Portland, Maine, USA and numerous locations around the world. Please contact us on the web at www.fairchildsemi.com.